UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2010

Asset Acceptance Capital Corp.

(Exact name of Registrant as specified in its charter)

Delaware	000-50552	80-0076779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28405 Van Dyke Avenue

Warren, MI 48093

(Address of principal executive offices)

Registrant’s telephone number, including area code: (586) 939-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

Asset Acceptance Capital Corp. (the “Company”) held its annual meeting of shareholders on May 13, 2010. At the annual meeting, the Company’s shareholders voted on the following matters, with the final voting results shown below for each matter voted upon:

(1)	The below-named nominees to the Board of Directors of the Company were each elected for a term ending with the Company’s 2013 annual meeting of shareholders:

	Number of Votes
Nominee	FOR	Withheld	Broker Non-Vote
Nathaniel F. Bradley IV	18,100,668	9,619,334	2,199,739
Anthony R. Ignaczak	17,634,753	10,085,249	2,199,739
William I Jacobs	18,125,480	9,594,522	2,199,739

(2)	The selection of Grant Thornton LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2010 was ratified.

Number of Votes FOR	Number of Votes Against	Number of Abstentions
24,963,575	4,945,771	10,395

The Company had 30,603,708 shares of common stock outstanding as of the March 31, 2010 record date for the meeting, 29,919,741 of which were represented at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 17, 2010	Asset Acceptance Capital Corp.

	By:	/s/ E.L. Herbert
Name: E.L. Herbert
Title: Vice President and General Counsel

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